                                                                   EXHIBIT 10.04




----------------------------------------------------------------------------------------------------------------------


                                                                                     Comshare, Inc.
NOTICE OF GRANT OF STOCK OPTIONS                                                     ID: 38-1804887
                                                                                     555 Briarwood Circle
AND OPTION AGREEMENT                                                                 Ann Arbor, MI 48108


----------------------------------------------------------------------------------------------------------------------


OPTIONEE:                                                                  OPTION NUMBER:   00000284

KATHRYN A JEHLE                                                            PLAN:            1988


----------------------------------------------------------------------------------------------------------------------

Effective 11/6/1997, you were granted an Incentive Stock Option (ISO) to buy 9,000 shares of Comshare Common stock at $7.0000 per share. The total price for the shares granted under this Option is $63,000.00.

Comshare's Board approved a special provision allowing you the right to continue to exercise your vested stock options following your termination of employment. You are eligible to exercise your vested options up to the expiration dates shown below. The status of your options was also changed from ISO to Non-Qualified Stock Options to comply with current regulations.

Option shares will become vested in installments, on the dates set forth below:



                SHARES         VEST TYPE           FULL VEST           EXPIRATION
             -----------    ---------------       ------------       -------------

                   2,250     On Vest Date           11/6/1998           11/6/2002
                   2,250     On Vest Date           11/6/1999           11/6/2002
                   2,250     On Vest Date           11/6/2000           11/6/2002
                   2,250     On Vest Date           11/6/2001           11/6/2002









 NOTE:  All dates are shown in a month/day/year format.

----------------------------------------------------------------------------------------------------------------------

As it becomes vested, this Option may be exercised in installments. This Option is not transferable except pursuant to the laws of descent and distribution, and any such transfer is subject to the provisions of the attached Stock Option Plan and this Option Agreement. The Stock Option Plan and this Option Agreement are governed by the laws of the State of Michigan.


By signing below, both Comshare and the Optionee (on behalf of the Optionee and any transferee), agree to abide by the terms and provisions of this Option Agreement and the attached Stock Option Plan, as amended from time to time.


----------------------------------------------------------------------------------------------------------------------



  /s/ Brian Jarzynski                                                                         4/13/2001
--------------------------------------------                                         ---------------------------------
Comshare, Inc.                                                                       Date
Brian Jarzynski
Vice President & Chief Financial Officer


  /s/ Kathryn A. Jehle                                                                        4/16/2001
--------------------------------------------                                         ---------------------------------
KATHRYN A. JEHLE                                                                     Date
Optionee



----------------------------------------------------------------------------------------------------------------------


                                                                                     Comshare, Inc.
NOTICE OF GRANT OF STOCK OPTIONS                                                     ID: 38-1804887
                                                                                     555 Briarwood Circle
AND OPTION AGREEMENT                                                                 Ann Arbor, MI 48108


----------------------------------------------------------------------------------------------------------------------


OPTIONEE:                                                                  OPTION NUMBER:   00000012

KATHRYN A JEHLE                                                            PLAN:            1988


----------------------------------------------------------------------------------------------------------------------

Effective 11/8/1996, you were granted an Incentive Stock Option (ISO) to buy 9,000 shares of Comshare Common stock at $14.8800 per share. The total price for the shares granted under this Option is $133,920.00.

Comshare's Board approved a special provision allowing you the right to continue to exercise your vested stock options following your termination of employment. You are eligible to exercise your vested options up to the expiration dates shown below. The status of your options was also changed from ISO to Non-Qualified Stock Options to comply with current regulations.

Option shares will become vested in installments, on the dates set forth below:


                SHARES         VEST TYPE           FULL VEST           EXPIRATION
             -----------    ---------------       ------------       -------------

                   2,250     On Vest Date           11/8/1997           11/8/2001
                   2,250     On Vest Date           11/8/1998           11/8/2001
                   2,250     On Vest Date           11/8/1999           11/8/2001
                   2,250     On Vest Date           11/8/2000           11/8/2001









 NOTE:  All dates are shown in a month/day/year format.

----------------------------------------------------------------------------------------------------------------------

As it becomes vested, this Option may be exercised in installments. This Option is not transferable except pursuant to the laws of descent and distribution, and any such transfer is subject to the provisions of the attached Stock Option Plan and this Option Agreement. The Stock Option Plan and this Option Agreement are governed by the laws of the State of Michigan.


By signing below, both Comshare and the Optionee (on behalf of the Optionee and any transferee), agree to abide by the terms and provisions of this Option Agreement and the attached Stock Option Plan, as amended from time to time.


----------------------------------------------------------------------------------------------------------------------



  /s/ Brian Jarzynski                                                                         4/13/2001
--------------------------------------------                                         ---------------------------------
Comshare, Inc.                                                                       Date
Brian Jarzynski
Vice President & Chief Financial Officer


  /s/ Kathryn A. Jehle                                                                        4/16/2001
--------------------------------------------                                         ---------------------------------
KATHRYN A. JEHLE                                                                     Date
Optionee



----------------------------------------------------------------------------------------------------------------------


                                                                                     Comshare, Inc.
NOTICE OF GRANT OF STOCK OPTIONS                                                     ID: 38-1804887
                                                                                     555 Briarwood Circle
AND OPTION AGREEMENT                                                                 Ann Arbor, MI 48108


----------------------------------------------------------------------------------------------------------------------


OPTIONEE:                                                                  OPTION NUMBER:   00000329

KATHRYN A JEHLE                                                            PLAN:            1988


----------------------------------------------------------------------------------------------------------------------

Effective 6/26/1998, you were granted an Incentive Stock Option (ISO) to buy 15,000 shares of Comshare Common stock at
$7.7500 per share. The total price for the shares granted under this Option is $116,250.00.

Comshare's Board approved a special provision allowing you the right to continue to exercise your vested stock options following your termination of employment. You are eligible to exercise your vested options up to the expiration dates shown below. The status of your options was also changed from ISO to Non-Qualified Stock
Options to comply with current regulations.

Option shares will become vested in installments, on the dates set forth below:


                SHARES         VEST TYPE           FULL VEST           EXPIRATION
             -----------    ---------------       ------------       -------------

                   3,750     On Vest Date           6/26/1999           6/26/2003
                   3,750     On Vest Date           6/26/2000           6/26/2003
                   3,750     On Vest Date           6/26/2001           6/26/2003
                   3,750     On Vest Date           6/26/2002           6/26/2003









 NOTE:  All dates are shown in a month/day/year format.

----------------------------------------------------------------------------------------------------------------------

As it becomes vested, this Option may be exercised in installments. This Option is not transferable except pursuant to the laws of descent and distribution, and any such transfer is subject to the provisions of the attached Stock Option Plan and this Option Agreement. The Stock Option Plan and this Option Agreement are governed by the laws of the State of Michigan.


By signing below, both Comshare and the Optionee (on behalf of the Optionee and any transferee), agree to abide by the terms and provisions of this Option Agreement and the attached Stock Option Plan, as amended from time to time.


----------------------------------------------------------------------------------------------------------------------



  /s/ Brian Jarzynski                                                                         4/13/2001
--------------------------------------------                                         ---------------------------------
Comshare, Inc.                                                                       Date
Brian Jarzynski
Vice President & Chief Financial Officer


  /s/ Kathryn A. Jehle                                                                        4/16/2001
--------------------------------------------                                         ---------------------------------
KATHRYN A. JEHLE                                                                     Date
Optionee



----------------------------------------------------------------------------------------------------------------------


                                                                                     Comshare, Inc.
NOTICE OF GRANT OF STOCK OPTIONS                                                     ID: 38-1804887
                                                                                     555 Briarwood Circle
AND OPTION AGREEMENT                                                                 Ann Arbor, MI 48108


----------------------------------------------------------------------------------------------------------------------


OPTIONEE:                                                                  OPTION NUMBER:   00000382

KATHRYN A JEHLE                                                            PLAN:            1998


----------------------------------------------------------------------------------------------------------------------

Effective 2/3/1999, you were granted an Incentive Stock Option (ISO) to buy 15,000 shares of Comshare Common stock at $3.5938 per share. The total price for the shares granted under this Option is $53,907.00.

Comshare's Board approved a special provision allowing you the right to continue to exercise your vested stock options following your termination of employment. You are eligible to exercise your vested options up to the expiration dates shown below. The status of your options was also changed from ISO to Non-Qualified Stock Options to comply with current regulations.

Option shares will become vested in installments, on the dates set forth below:



                SHARES         VEST TYPE           FULL VEST           EXPIRATION
             -----------    ---------------       ------------       -------------

                   3,750     On Vest Date           2/3/2000           2/3/2009
                   3,750     On Vest Date           2/3/2001           2/3/2009
                   3,750     On Vest Date           2/3/2002           2/3/2009
                   3,750     On Vest Date           2/3/2003           2/3/2009









 NOTE:  All dates are shown in a month/day/year format.

----------------------------------------------------------------------------------------------------------------------

As it becomes vested, this Option may be exercised in installments. This Option is not transferable except pursuant to the laws of descent and distribution, and any such transfer is subject to the provisions of the attached Stock Option Plan and this Option Agreement. The Stock Option Plan and this Option Agreement are governed by the laws of the State of Michigan.


By signing below, both Comshare and the Optionee (on behalf of the Optionee and any transferee), agree to abide by the terms and provisions of this Option Agreement and the attached Stock Option Plan, as amended from time to time.


----------------------------------------------------------------------------------------------------------------------



  /s/ Brian Jarzynski                                                                         4/13/2001
--------------------------------------------                                         ---------------------------------
Comshare, Inc.                                                                       Date
Brian Jarzynski
Vice President & Chief Financial Officer


  /s/ Kathryn A. Jehle                                                                        4/16/2001
--------------------------------------------                                         ---------------------------------
KATHRYN A. JEHLE                                                                     Date
Optionee



----------------------------------------------------------------------------------------------------------------------


                                                                                     Comshare, Inc.
NOTICE OF GRANT OF STOCK OPTIONS                                                     ID: 38-1804887
                                                                                     555 Briarwood Circle
AND OPTION AGREEMENT                                                                 Ann Arbor, MI 48108


----------------------------------------------------------------------------------------------------------------------


OPTIONEE:                                                                  OPTION NUMBER:   00000531

KATHRYN A JEHLE                                                            PLAN:            1998


----------------------------------------------------------------------------------------------------------------------

Effective 6/24/1999, you were granted an Incentive Stock Option (ISO) to buy 20,000 shares of Comshare Common stock at $3.0938 per share. The total price for the shares granted under this Option is $61,876.00.

Comshare's Board approved a special provision allowing you the right to continue to exercise your vested stock options following your termination of employment. You are eligible to exercise your vested options up to the expiration dates shown below. The status of your options was also changed from ISO to Non-Qualified Stock Options to comply with current regulations.

Option shares will become vested in installments, on the dates set forth below:



                SHARES         VEST TYPE           FULL VEST           EXPIRATION
             -----------    ---------------       ------------       -------------

                   5,000     On Vest Date           6/24/2000           6/24/2009
                   5,000     On Vest Date           6/24/2001           6/24/2009
                   5,000     On Vest Date           6/24/2002           6/24/2009
                   5,000     On Vest Date           6/24/2003           6/24/2009









 NOTE:  All dates are shown in a month/day/year format.

----------------------------------------------------------------------------------------------------------------------

As it becomes vested, this Option may be exercised in installments. This Option is not transferable except pursuant to the laws of descent and distribution, and any such transfer is subject to the provisions of the attached Stock Option Plan and this Option Agreement. The Stock Option Plan and this Option Agreement are governed by the laws of the State of Michigan.


By signing below, both Comshare and the Optionee (on behalf of the Optionee and any transferee), agree to abide by the terms and provisions of this Option Agreement and the attached Stock Option Plan, as amended from time to time.


----------------------------------------------------------------------------------------------------------------------



  /s/ Brian Jarzynski                                                                         4/13/2001
--------------------------------------------                                         ---------------------------------
Comshare, Inc.                                                                       Date
Brian Jarzynski
Vice President & Chief Financial Officer


  /s/ Kathryn A. Jehle                                                                        4/16/2001
--------------------------------------------                                         ---------------------------------
KATHRYN A. JEHLE                                                                     Date
Optionee



----------------------------------------------------------------------------------------------------------------------


                                                                                     Comshare, Inc.
NOTICE OF GRANT OF STOCK OPTIONS                                                     ID: 38-1804887
                                                                                     555 Briarwood Circle
AND OPTION AGREEMENT                                                                 Ann Arbor, MI 48108


----------------------------------------------------------------------------------------------------------------------


OPTIONEE:                                                                  OPTION NUMBER:   00000976

KATHRYN A JEHLE                                                            PLAN:            1998


----------------------------------------------------------------------------------------------------------------------

Effective 6/29/2000, you were granted an Incentive Stock Option (ISO) to buy 10,000 shares of Comshare Common stock at
$4.6250 per share. The total price for the shares granted under this Option is $46,250.00.

Comshare's Board approved a special provision allowing you the right to continue to exercise your vested stock options following your termination of employment. You are eligible to exercise your vested options up to the expiration dates shown below. The status of your options was also changed from ISO to Non-Qualified Stock
Options to comply with current regulations.

Option shares will become vested in installments, on the dates set forth below:


                SHARES         VEST TYPE           FULL VEST           EXPIRATION
             -----------    ---------------       ------------       -------------

                   2,500     On Vest Date           6/29/2001           6/29/2005
                   2,500     On Vest Date           6/29/2002           6/29/2005
                   2,500     On Vest Date           6/29/2003           6/29/2005
                   2,500     On Vest Date           6/29/2004           6/29/2005









 NOTE:  All dates are shown in a month/day/year format.

----------------------------------------------------------------------------------------------------------------------

As it becomes vested, this Option may be exercised in installments. This Option is not transferable except pursuant to the laws of descent and distribution, and any such transfer is subject to the provisions of the attached Stock Option Plan and this Option Agreement. The Stock Option Plan and this Option Agreement are governed by the laws of the State of Michigan.


By signing below, both Comshare and the Optionee (on behalf of the Optionee and any transferee), agree to abide by the terms and provisions of this Option Agreement and the attached Stock Option Plan, as amended from time to time.


----------------------------------------------------------------------------------------------------------------------



  /s/ Brian Jarzynski                                                                         4/13/2001
--------------------------------------------                                         ---------------------------------
Comshare, Inc.                                                                       Date
Brian Jarzynski
Vice President & Chief Financial Officer


  /s/ Kathryn A. Jehle                                                                        4/16/2001
--------------------------------------------                                         ---------------------------------
KATHRYN A. JEHLE                                                                     Date
Optionee